UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
May 20, 2020
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting held on May 20, 2020, shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on April 3, 2020. Shareholders did not approve either the shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of our products and services or the shareholder proposal to move to a 3% ownership threshold for shareholders to request action by written consent.

The results detailed below represent the final voting results as certified by the Inspectors of Election:

Management's Proposals

Proposal 1

The shareholders elected the following twelve directors: Kathy J. Warden, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Kathy J. Warden	134,861,739	4,016,476	505,813	15,128,774
Marianne C. Brown	136,568,695	1,987,554	827,779	15,128,774
Donald E. Felsinger	134,157,812	4,451,102	775,114	15,128,774
Ann M. Fudge	137,002,172	1,643,519	738,337	15,128,774
Bruce S. Gordon	132,785,750	5,859,390	738,888	15,128,774
William H. Hernandez	137,365,676	1,301,978	716,374	15,128,774
Madeleine A. Kleiner	133,425,769	3,225,212	2,733,047	15,128,774
Karl J. Krapek	135,212,550	3,338,115	833,363	15,128,774
Gary Roughead	136,181,131	2,404,781	798,116	15,128,774
Thomas M. Schoewe	136,441,598	2,079,454	862,976	15,128,774
James S. Turley	136,412,867	2,108,380	862,781	15,128,774
Mark A. Welsh III	137,402,399	1,237,374	744,255	15,128,774

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
133,107,383	5,124,820	1,151,825	15,128,774

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2020 with a vote of 149,850,548 shares for, 4,048,098 shares against and 614,156 abstentions.

Shareholder Proposals

Proposal 4

The shareholders did not approve the shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of our products and services.

For	Against	Abstain	Broker Non-Vote
33,123,948	103,984,875	2,275,205	15,128,774

Proposal 5

The shareholders did not approve the shareholder proposal to move to a 3% ownership threshold for shareholders to request action by written consent.

For	Against	Abstain	Broker Non-Vote
38,450,058	99,760,752	1,173,218	15,128,774

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 26, 2020